Exhibit 99.1

CONFIDENTIAL DRAFT

Tactical Resources Secures US$140 Million Financing Package to Accelerate US Supply of Rare Earth Elements

Substantial Existing Rare Earth Tailings Provides Multiple Financing Options and Strategic Flexibility

Proven Texas Asset Positions Company to Become Second At-Scale US Rare Earth Elements Supplier

VANCOUVER, BC – November 10, 2025 – Tactical Resources Corp (TSX.V: RARE | OTC: USREF) (“Tactical” or the “Company”), a rare earth exploration and development company, today announced it has entered into a financing agreement (the “SEPA”) with Yorkville Advisors Global, LP (“Yorkville”), comprising up to US$40 million in convertible debt financing and a US$100 million standby equity purchase agreement. This comprehensive financing package will support Tactical’s previously announced business combination (the “Business Combination”) with Plum Acquisition Corp. III (OTC: PLMJF) (“Plum”), enabling the combined company (“PubCo”) to list publicly on Nasdaq, while also helping to accelerate near-term project development and potential commercial supply of domestic rare earth elements in the near future. The financing is subject to customary closing conditions, including successful completion of the Business Combination, which is expected to be completed in the fourth quarter of 2025.

Tactical already has rights to substantial tailings inventory prospective for rare earth elements at an operational Texas mine, providing immediate potential feedstock for processing. This asset and plan aims to reduce the extended decade-long timeline and massive capital expenditures typically required for mine development, while potentially creating collateral value that enables diverse financing alternatives unavailable to most development-stage companies.

“This financing package validates the assets and business plan that Tactical is developing, and provides a clear path to potentially becoming the second at-scale US supplier of rare earths in the U.S.,” said Ranjeet Sundher, CEO of Tactical Resources. “Our existing tailings inventory fundamentally changes the economics and timeline of rare earth production, and we aim to move directly to processing rather than spending 10 or more years in the long-lead mine development and construction phases. This existing asset and infrastructure also provides financing flexibility, enabling us to optimize our capital structure through debt, strategic partnerships, and use of equity as a secondary option to minimize shareholder dilution.”

“While many companies claim to be a rare earth supplier, we believe Tactical is only the second US company to already have existing potential feedstock at scale, and thus a much clearer potential near-term path to supplying rare earths to multiple vertical industries critical to the US economy,” said Kanishka Roy, Chairman and CEO of Plum Acquisition Corp. III. “As the United States prioritizes domestic critical minerals production, Tactical is positioned to become a cornerstone of America’s rare earth supply chain into the next century.”

Capital Structure Optimization

In addition to the financing with Yorkville, Tactical is actively pursuing complementary funding sources, including strategic investors that would provide capital alongside operational synergies and term loan debt facilities collateralized by the existing tailings inventory. The Company’s substantial tailings asset base creates diverse financing alternatives that enable management to optimize the capital structure while minimizing dilution.

Transaction Terms

●	Up to US$40 Million Debt Financing: Immediate growth capital with attractive conversion features aligned to strategic milestones. US$10 million of committed capital and US$30 million of available capital upon mutual agreement by the Company and Yorkville.

●	US$100 Million Standby Equity Purchase Agreement: Committed capital available over 36 months, to be used opportunistically and as a secondary option that provides flexibility as operational requirements and market conditions evolve

CONFIDENTIAL DRAFT

Under the SEPA, PubCo may access up to US$100 million in equity financing from Yorkville over a 36-month period following the closing of the Business Combination.

At closing, US$7.5 million will be advanced to PubCo through a convertible note, with a further US$2.5 million available upon satisfaction of certain post-closing conditions, and a further US$30 million of advances upon mutual agreement. The notes (the “Yorkville Notes”) are incur interest at a rate of 5%, mature 12 months from closing (subject to extension by Yorkville). The note for $7.5 million is convertible at Yorkville’s option at a price based on the market trading price of PubCo’s common shares, subject to an initial floor price equal to 20% of the closing price of PubCo’s common shares on the day prior to the effectiveness of the registration statement to be filed by PubCo pursuant to a registration rights agreement in connection with the SEPA.

PubCo may also issue additional common shares to Yorkville from time to time under the SEPA, at prices determined with reference to recent market prices at the time of each advance, subject to the terms and conditions of the SEPA.

For further details regarding the SEPA and the Yorkville Notes, please see the Form 8-K dated November 10, 2025, filed by Plum on EDGAR at www.sec.gov. Copies of the SEPA and the Yorkville Notes will also be filed under the Company’s SEDAR+ profile at www.sedarplus.ca.

No Offer or Solicitation

This news release does not constitute an offer to sell or a solicitation of an offer to buy any securities in the United States, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities to be issued in connection with the transactions described herein have not been, and will not be, registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons unless registered under the U.S. Securities Act and applicable state securities laws or pursuant to an exemption from such registration requirements.

About Tactical Resources

Tactical Resources is a mineral exploration and development company focused on U.S.-made rare earth elements used in semiconductors, electric vehicles, advanced robotics, and most importantly, national defense. The Company is also actively involved in the development of innovative metallurgical processing techniques to further unlock the development potential for Rare Earth Elements.

Ranjeet Sundher, Chief Executive Officer

Tel: +1-778-588-5483

For additional information, please visit www.tacticalresources.com.

About Plum Acquisition Corp. III

Plum Acquisition Corp. III is a special purpose acquisition company, which engages in effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Plum seeks to establish itself as the first-stop SPAC platform for high-quality companies, and the management team’s decades of operational experience leading technology companies, and the proprietary Accelerating Through the Bell operational playbook that helps companies list and grow in the public markets.

For additional information, please visit https://plumpartners.com/.

The TSX Venture Exchange Inc. has in no way passed upon the merits of the proposed Business Combination and has neither approved nor disapproved the contents of this press release. Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONFIDENTIAL DRAFT

Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, Plum’s, Tactical Resources’, PubCo’s or their respective management teams’ expectations concerning the outlook for their or Tactical Resources’ business, productivity, plans, and goals for future operational improvements and capital investments, operational performance, future market conditions, or economic performance and developments in the capital and credit markets and expected future financial performance, including expected net proceeds, expected additional funding, the support of key stakeholders in the U.S. government, the percentage of redemptions of Plum’s public stockholders, the Yorkville Notes, the SEPA, growth prospects and outlook of Tactical Resources’ operations, individually or in the aggregate, including the achievement of project milestones, commencement and completion of commercial operations of certain of Tactical Resources’ projects, as well as any information concerning possible or assumed future results of operations of Tactical Resources. Forward-looking statements also include statements regarding the expected benefits of the Business Combination. The forward-looking statements are based on the current expectations of the respective management teams of Tactical Resources and Plum, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Plum’s securities; (ii) the risk that the Business Combination may not be completed by Plum’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Plum; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Business Combination Agreement by the shareholders of Plum and Tactical Resources and the receipt of certain regulatory and court approvals; (iv) market risks; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the Business Combination on Tactical Resources’ business relationships, performance, and business generally; (vii) risks that the Business Combination disrupts current plans of Tactical Resources and potential difficulties in its employee retention as a result of the Business Combination; (viii) the outcome of any legal proceedings that may be instituted against Tactical Resources or Plum related to the Business Combination Agreement or the Business Combination; (ix) failure to realize the anticipated benefits of the Business Combination; (x) the inability to meet listing requirements to list Plum III Merger Corp.’s (“Pubco”) securities on Nasdaq; (xi) the risk that the price of Pubco’s securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which Tactical Resources plans to operate, variations in performance across competitors, changes in laws, regulations, technologies, natural disasters or health epidemics/pandemics, national security tensions, and macro-economic and social environments affecting its business, and changes in the combined capital structure; (xii) the inability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, identify and realize additional opportunities, and manage its growth and expanding operations; (xiii) the risk that Tactical Resources may not be able to successfully develop its mining projects, and/or its expansion plan (xiv) the risk that Tactical Resources will be unable to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (xv) political and social risks of operating in the U.S. and other countries; (xvi) the operational hazards and risks that Tactical Resources faces; and (xvii) the risk that additional financing in connection with the Business Combination may not be raised on favorable terms, or at all. The foregoing list is not exhaustive, and there may be additional risks that neither Plum nor Tactical Resources presently knows or that Plum and Tactical Resources currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this press release and the other risks and uncertainties described in the “Risk Factors” section of Plum’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 28, 2025, the risks described in the Registration Statement on Form F-4 and the amendments thereto (the “Registration Statement”), which was initially filed by Pubco on October 29, 2024 and includes a preliminary proxy statement/prospectus, and those discussed and identified in filings made with the SEC by Plum and Pubco and filings made by Tactical Resources with the Canadian Securities Administrators (the “CSA”) from time to time. Tactical Resources and Plum caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this press release speak only as of the date of this press release. None of Tactical Resources, Plum, or Pubco undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that Tactical Resources, Plum, or Pubco will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the Business Combination, in Plum’s or PubCo’s public filings with the SEC, or Tactical Resources’ filings with the CSA, which are or will be (as appropriate) accessible at www.sec.gov or on SEDAR+ at www.sedarplus.ca , and which you are advised to review carefully.

CONFIDENTIAL DRAFT

Important Information for Investors and Shareholders

In connection with the Business Combination, Pubco and the Company have filed the Registration Statement with the SEC, which includes a prospectus with respect to PubCo’s securities to be issued in connection with the Business Combination and a proxy statement to be distributed to holders of Plum’s common shares in connection with Plum’s solicitation of proxies for the vote by Plum’s shareholders with respect to the Business Combination and other matters to be described in the Registration Statement (the “Proxy Statement”). After the SEC declares the Registration Statement effective, Plum plans to file a definitive Proxy Statement and prospectus with the SEC and to mail copies to stockholders of Plum as of a record date to be established for voting on the Business Combination. In addition, the Company will prepare and mail an information circular relating to the Business Combination to its shareholders. This press release does not contain all the information that should be considered concerning the Business Combination and is not a substitute for the Registration Statement, Proxy Statement or for any other document that Pubco or Plum may file with the SEC or that Tactical Resources may file with the CSA. Before making any investment or voting decision, investors and security holders of Plum and Tactical Resources are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC or CSA in connection with the Business Combination as they become available because they will contain important information about Tactical Resources, Plum, Pubco and the Business Combination.

Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Pubco and Plum through the website maintained by the SEC at www.sec.gov and with the CSA through SEDAR+ at www.sedarplus.ca. In addition, the documents filed by Pubco and Plum may be obtained free of charge from Plum’s website at https://plumpartners.com/ or by directing a request to Kanishka Roy, Chief Executive Officer, 2021 Fillmore St. #2089, San Francisco, California 94115; Tel: 929-529-7125. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Tactical Resources, Plum, Pubco and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC or CSA, be deemed to be participants in the solicitations of proxies in connection with the Business Combination. For more information about the names, affiliations and interests of Plum’s directors and executive officers, please refer to Plum’s annual report on Form 10-K filed with the SEC on March 28, 2025, and Registration Statement, Proxy Statement and other relevant materials filed with the SEC in connection with the Business Combination when they become available. Information about the directors and executive officers of Tactical Resources can be found in its Management Information Circular dated October 26, 2023, which was filed with the CSA on November 11, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of Plum’s or Tactical Resource’s shareholders generally, are included in the Registration Statement and the Proxy Statement as filed with the SEC or the CSA and other relevant materials when they become available. Shareholders, potential investors and other interested persons should read the Registration Statement and the Proxy Statement and other such documents carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This release shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This release shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the Business Combination shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Investor and Media Relations Contact

Media

media@tacticalresources.com

Investors

investors@tacticalresources.com

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